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                       OFFICE OF THE UNITED STATES TRUSTEE
                                  Exhibit 99.3
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                                                                  ---------------------------------------------------------
                                                                  DEBTOR IN POSSESSION INTERIM STATEMENT
In re:
                                                                  Statement Number:          12
AMERICAN WASTE TRANSPORT, INC.                                                               --
                                                                  For the period FROM:       11/1/01
                                                 Debtor.                                     -------
---------------------------------------------------------
                                                                                  TO:        11/30/01
Chapter 11 Case No.:  LA 00-44134 ES                                                         --------
---------------------------------------------------------         ---------------------------------------------------------
                                                                  -------------------- ----------------- ------------------
                                                                    GENERAL ACCOUNT    PAYROLL ACCOUNT    TAX  ACCOUNT
CASH ACTIVITY ANALYSIS (Cash Basis Only)                          -------------------- ----------------- ------------------
A.    Total Receipts per all Prior Interim Statements             $3,700,913.07        $608,892.03       $234,448.84
B.    Less:  Total Disbursements per all Prior Statements         -------------------- ----------------- ------------------
C.    Beginning Balance (A less B)                                $3,593,957.54        $606,516.86       $233,965.92
D.    Receipts during Current Period                              -------------------- ----------------- ------------------
      (Attach Separate Listing if Necessary)                      $  106,955.53        $  2,375.17       $    482.92
      Description




      TOTAL RECEIPTS THIS PERIOD:                                 -------------------- ----------------- ------------------
E.    Balance Available (C plus D)                                $  106,955.53        $   2,375.17      $    482.92
F:    Less:  Disbursements during Current Period                  -------------------- ----------------- ------------------
      (Attach Separate Listing if Necessary)
      Date         Check No.       Payee/Purpose
      ----         --------        -------------

                                                                                                         $     18.00

      TOTAL DISBURSEMENTS THIS PERIOD:                            $   24,571.02
G.       Ending Balance (E less F)                                -------------------- ----------------- ------------------
                                                                  $   82,384.51        $   2,375.17      $    464.92
                                                                  -------------------- ----------------- ------------------


H.    (1)  General Account::
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b) Account Number:  2017-36008
                               -----------
      (2) Payroll Account:
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b)  Account Number: 2019-36009
                               -------------
      (3)  Tax Account:
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b) Account Number:  2012-36007
                               -----------
I.    Other monies on hand (Specify type and location) (i.e. Certificates of Deposit, Petty Cash):

      Petty Cash     $ 3,000

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I, Eugene Tidgewell, Vice President, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated:  February 4, 2002


                                         /s/ Eugene W. Tidgewell
                                         --------------------------------------
                                         Debtor in Possession or Trustee
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                         AMERICAN WASTE TRANSPORT, INC.
                               OPERATING ACCOUNT
                        FOR THE MONTH OF NOVEMBER, 2001


   Type           Date        Num         Name                   Memo                                         Amount        Balance
------------------------------------------------------------------------------------------------------------------------------------


1001-SANWA CHECKING                                                                                                       106,955.53
Bill Pmt-Check   11/16/2001    1443      U. S. TRUSTEE          732-00-44134                                -3,250.00     103,705.53
Bill Pmt-Check   11/26/2001    1444      IRELL & MANELLA LLP    POST PETITION LEGAL FEES THRU 9/30/01      -20,821.02      82,884.51
Bill Pmt-Check   11/28/2001    1445      U. S. TRUSTEE          732-00-44134                                  -500.00      82,384.51
                                                                                                          -----------   ------------
Total 1001-SANWA CHECKING                                                                                  -24,571.02      82,384.51
                                                                                                          ===========   ============
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                         AMERICAN WASTE TRANSPORT, INC.
                               PAYROLL ACCOUNT
                        FOR THE MONTH OF NOVEMBER, 2001


         Type     Date      Num      Name       Memo      Class     Clr     Split     Amount      Balance
        ------   ------   ------   --------   --------   -------   -----   ------   ----------   ---------
                                                                                                 2,375.17
1002-SANWA PAYROLL..                                                                             2,375.17
Total 1002-SANWA PAYROLL..                                                                       2,375.17
                                                                                    ==========  =========
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                         AMERICAN WASTE TRANSPORT, INC.
                               PAYROLL TAX ACCOUNT
                        FOR THE MONTH OF NOVEMBER, 2001

   Type        Date         Num      Name          Memo          Class     Clr              Split              Amount      Balance
  -------   ------------   ------   -------   ----------------   -------   -----   ------------------------   ----------   ---------

1003-SANWA PAYROLL TAXES                                                                                                      482.92
        Check      11/27/2001                  Service Charge                X      6050 - BANK CHARGES           -18.00      464.92
                                                                                                              ==========   =========
Total 1003-SANWA PAYROLL TAXES                                                                                    -18.00      464.92
                                                                                                              ==========   =========
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